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                                                                ARTHUR ANDERSEN

                                                                   EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated November 22, 2000, included in the Billing Concepts Corp. Form 10-K for the year ended September 30, 2000, and to all references to our firm included in this Registration Statement.


                                                        /s/ Arthur Andersen LLP

San Antonio, Texas
February 6, 2001